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                                                                    EXHIBIT 23.3

                       [Letterhead of Loeb & Loeb LLP]


                                  May 17, 2000

Lifef/x, Inc.
153 Needham Street, Building No. 1
Newton, Massachussetts 02464

Re:  Lifef/x, Inc., a Nevada corporation (the "Company")
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Ladies and Gentlemen:

          We hereby consent to the reference to this firm in Amendment No. 1 to the Company's Form SB-2 Registration Statement, to be filed on or about May 17, 2000.

                              Sincerely yours,



                              David C. Fischer
                              of Loeb & Loeb LLP